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                                                                   EXHIBIT 23.01
                                                                   -------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 19, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-3536, 33-16749, 33-44702, 33-53349, 33-53351 and 33-53355.



                                                    ARTHUR ANDERSEN LLP





San Jose, California
July 25, 1996

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